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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    August 21, 1998
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                    EVENFLO & SPALDING HOLDINGS CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


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

                  DELAWARE                            333-14569                             59-2439656
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      (State or Other Jurisdiction of                Commission                          (I.R.S. Employer
       Incorporation or Organization)                File Number                        Identification No.)



601 South Harbour Island Boulevard, Suite 200, Tampa, Florida                               33602-3141
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 (Address of Principal Executive Offices)                                                    (Zip Code)

Registrant's Telephone Number, Including Area Code:          (813) 204-5200
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ITEM 5.      OTHER EVENTS.

Evenflo & Spalding Holdings Corporation (E&S) announced on August 21, 1998, that it has completed the restructuring of the Company which resulted in the separation of Spalding and Evenflo into two stand-alone companies, the infusion of $100 million of equity into E&S, and the reduction of approximately $278.8 million of debt under E&S's senior credit facilities.

On August 24, 1998, E&S released a letter to bondholders, which discussed recent financial results of Spalding Sports Worldwide.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following is filed as an Exhibit to this Report.

         Exhibit No.                Description of Exhibit

         99.3              Press Release dated August 21, 1998
         99.4              Press Release dated August 24, 1998







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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  Evenflo & Spalding Holdings Corporation
                                                 (Registrant)



Date:    August 24, 1998                 By:   /s/ W. Michael Kipphut
                                               ----------------------
                                               W. Michael Kipphut
                                               Vice President and Treasurer
                                               (a Principal Financial Officer
                                               and authorized signatory)










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